Supplement Dated December 12, 2011 to the Prospectus for the Lincoln Variable Insurance Products Trust Dated May 1, 2011 LVIP Delaware Bond Fund (the “fund”)

This Supplement (the “Supplement”) updates certain information in the above-dated Prospectus for the Lincoln Variable Insurance Products Trust (the “Trust”). You may obtain copies of the fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to advise the fund’s shareholders of a change to the fund’s overall minimum weighted average credit rating.

Effective January 1, 2012, the eleventh paragraph of the section entitled “Investment Objective and Principal Investment Strategies” is deleted and replaced with the following:

Risk management is deeply ingrained within the investment process.  Characteristics of the fund are compared in detail on a daily basis to the comparable characteristics of the Barclays Capital U.S. Aggregate Index (i.e., the fund’s benchmark).  The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from the benchmark.  The fund’s sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.  As part of its risk management, the fund has an overall minimum weighted average credit rating of AA-/Aa3 as defined by Standard & Poor’s Corp. and Moody’s Investors Service, Inc., respectively.  This minimum credit rating ensures that the portfolio will remain investment grade even though the fund may invest in individual securities that present a higher level of risk.

This Supplement is dated December 12, 2011.

Please separate this Supplement and keep it with your Prospectus records.